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                           LOAN AND SECURITY AGREEMENT



                            Dated as of July 27, 1995



                                     between



                   UNION BANK OF SWITZERLAND, NEW YORK BRANCH



                                       and



                          DVI FINANCIAL SERVICES, INC.






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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

 RECITALS.....................................................................1
          1.  The Loan........................................................1
          2.  Terms and Conditions for All Advances...........................4
          3.  Purpose of Advance..............................................8
          4.  Secured Obligations.............................................8
          5.  Representations and Warranties..................................9
          6.  Rights of Lender; Limitations on Lender's
              Obligations....................................................16
          7.  Covenants......................................................17
                   (a)      Further Assurances...............................17
                   (b)      Limitation on Liens on Collateral................17
                   (c)      Limitations on Modifications, Waivers and
                             Extensions of Contracts.........................18
                   (d)      Further Identification of Collateral.............18
                   (e)      Limitation on Collection Account.................18
                   (f)      Notices..........................................18
                   (g)      Changes in Locations, Name, etc..................18
                   (h)      No Transfer......................................19
                   (i)      Compliance with Laws.............................19
                   (j)      Financial Covenants..............................19
          8.   Repayment of Advances If Contract is Found
               Defective.....................................................19
          9.   Release of Lien Following Payment of Secured
               Obligations...................................................19
          10.  Servicing.....................................................20
          11.  No Oral Modifications; Binding Effect.........................20
          12.  Monthly Report................................................20
          13.  Events of Default.............................................20
          14.  Remedies Upon Default.........................................22
          15.      Indemnification and Expenses..............................23
          16.      Power of Attorney.........................................25
          17.      No Duty on Lender's Part..................................25
          18.      Limitation on Duties Regarding Preservation of
                   Collateral................................................25
          19.      Powers Coupled with an Interest...........................25
          20.      Severability..............................................25
          21.      Notices...................................................26
          22.      Certain Definitions.......................................27
          23.      Section Headings..........................................28
          24.      No Waiver; Cumulative Remedies............................28
          25.      Assignment................................................29
          26.      Counterparts..............................................29
          27.      Hypothecation or Pledge of Collateral.....................29
          28.      Integration of Terms......................................29
          29.      Agreement Constitutes Security Agreement;
                   Governing Law.............................................29
          30.      Forum Selection and Consent to Jurisdiction...............30


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          31.      Waiver of Jury Trial......................................30

EXHIBITS:

Exhibit A:         Contract Schedule........................................A-1

Exhibit B-1:       Request for Extension of Commitment Termination
                   Date ...................................................B1-1

Exhibit B-2:       Request for Extension of Maturity Date .................B2-1

Exhibit C:         Form of Opinion of Counsel...............................C-1

Exhibit D-1:       Notice of Borrowing.....................................D1-1

Exhibit D-2:       Notice of Conversion....................................D2-1

Exhibit E:         Note.....................................................E-1

Exhibit F:         Guarantee of DVI, Inc....................................F-1

Exhibit G:         Custodial Agreement......................................G-1

SCHEDULES:

Schedule 1:        Recordings and Filings...................................S-1


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                          LOAN AND SECURITY AGREEMENT

                  This LOAN AND SECURITY AGREEMENT, dated as of July 27, 1995 (as amended or otherwise modified from time to time, this "Agreement"), is between (i) UNION BANK OF SWITZERLAND, NEW YORK BRANCH (the "Lender"), and
(ii) DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

                  WHEREAS, the Borrower intends to cause an offering of equipment lease asset-backed securities (the "Certificates") to be issued by a trust or other vehicle (the "Vehicle") to be sponsored by the Borrower, which may have the benefit of credit enhancement issued by a credit enhancer (the "Credit Enhancer");

                  WHEREAS, the Borrower wishes to obtain interim financing to provide interim funding for certain leases (the "Contracts") of medical diagnostic equipment (including, without limitation, renewals and replacements thereof and additions thereto, the "Equipment"), which Contracts are to be contributed to the Vehicle by the Borrower, and which Contracts and some of which Equipment shall secure the Advances (as defined herein) to be made by the Lender hereunder; and

                  WHEREAS, the Lender has agreed, subject to the terms and conditions of this Agreement, to provide such interim funding, with a portion of the proceeds of the Certificates to be used to repay any Advances made hereunder,

                  NOW, THEREFORE, the parties to this Agreement hereby agree as follows (an index of certain capitalized, defined terms appears in Section 22 of this Agreement):

                  1. The Loan. Subject to the terms of this Agreement, the Lender agrees to lend to the Borrower from time to time an aggregate principal amount not to exceed $100,000,000 at any one time outstanding to be made in one or more advances (each, an "Advance" and, collectively, "Advances"). Each Advance shall be made on a Business Day (defined below) prior to the Commitment Termination Date (each such date on which an Advance is made, a "Funding Date"); provided that the following conditions precedent have been satisfied:

                           (a) The representations and warranties of the
                  Borrower in Section 5 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date.

                           (b) No Default or Event of Default shall have
                  occurred and be continuing or would exist after the making of the Advance on such Funding Date.

                           (c) If requested by the Lender, the Lender shall have
                  conducted a due diligence review of the contract files relating to the Contracts being pledged in connection with the Advance being made on such Funding Date, the results of which shall have been satisfactory to the Lender.

                           (d) In connection with the first Advance, the Lender
                  shall have received (i) a legal opinion from counsel to the Borrower, in the form of Exhibit C hereto, (ii) the Note, duly executed and delivered by the Borrower, (iii) a Guarantee of DVI, Inc., substantially in the form of Exhibit F hereto (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), duly executed and delivered by DVI, Inc., and (iv) a Custodial Agreement in the form of Exhibit G hereto among Bankers Trust Company, as Custodian (the "Custodian"), the Borrower and the Lender, duly executed and delivered by the parties thereto, in form and substance satisfactory to the Lender (as amended, supplemented or otherwise modified from time to time, the "Custodial Agreement").

                           (e) Lender shall have received evidence to its
                  satisfaction that all documents (including, without limitation, financing statements) shall have been properly filed, registered or recorded in each office in each jurisdiction deemed necessary by the Lender in order to create in favor of the Lender a first priority perfected Lien in the Collateral, and with respect to each FMV Contract, a financing statement on Form UCC-1 naming the Borrower as debtor and the Lender as secured party and describing the Equipment that is the subject of such FMV Contract and proceeds thereof as the collateral shall have been filed in each office in each jurisdiction required in order to create in favor of the Lender a first priority perfected Lien in such Equipment (assuming the Borrower is the owner of such Equipment). When used herein, "Lien" means any mortgage, lien, encumbrance, charge or other security interest, whether arising under contract, operation of law, judicial process or otherwise.

                           (f) The Borrower shall have delivered to the Lender a
                  Contract Schedule (or amended the existing Contract Schedule, as the case may be) and all other documents that it is required to deliver under this Agreement, with


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

                  respect to the Contracts being pledged on such Funding Date. "Contract Schedule" means a schedule of Contracts to be attached hereto as Exhibit A, setting forth the following information as to each Contract pledged to the Lender hereunder: (i) the Contract identifying number; (ii) the user's name; (iii) the street address where the Equipment is in use, including the zip code; (iv) the description of the Equipment; (v) the original number of months to maturity and the number of months remaining to maturity from the date of such Contract Schedule; (vi) the contract yield as determined in accordance with Borrower's customary practices in effect as of the date of this Agreement (the "Contract Yield");
                  (vii) the amount of the current monthly payment;
                  (viii) the amount of the purchase option payment, if any;
                  (ix) the original amount funded under the Contract;
                  (x) the PV of such Contract as of the close of business on the date of such Contract Schedule; and (xi) whether the user has the option to purchase the Equipment at its then fair market value or at a purchase price other than a nominal purchase price as determined by the Lender (any such contract, an "FMV Contract"), the Borrower to indicate whether it believes that a Contract is an FMV Contract.

                           (g) The Lender shall have received a certification
                  from the Custodian under the Custodial Agreement, in form and substance satisfactory to the Lender, with respect to the Contracts being pledged in connection with the Advance being made on such Funding Date.

                           (h) One or more releases, and such other instruments
                  as shall be requested by the Lender, in each case in form and substance satisfactory to the Lender, from any lender or other individual, corporation, limited liability company, partnership, trust, government or agency thereof ("Person") having a Lien on the Contracts or Equipment to be financed with the proceeds of the Advance being made on such Funding Date, which releases and other instruments shall release all Liens in favor of such lender or other Person and terminate any filings of record with respect to the specific Contracts or Equipment to be financed with the proceeds of the Advance being made on such Funding Date.

                           (i) After the making of such Advance, the outstanding
                  principal amount of the aggregate of all Advances will not exceed the lesser of (x) 90% of the present value of the then remaining payments under the Contracts pledged to the Lender hereunder, discounted at a discount rate equal to the Prime Rate plus 1% (the "Prime Rate" being the prime or base rate of interest



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

                  charged by the Lender from time to time) as determined by the Lender and notified to the Borrower on the third Business Day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any Business Day) (such calculation being the "PV" of the relevant Contracts), and (y) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts held as Collateral, 90% of the aggregate market value of the Contracts so held as Collateral, as such market value is determined by the Lender on any commercially reasonable basis.

                           (j) Any general conditions for the making of Advances
                  specified in Section 2 hereof have been satisfied and will continue to be satisfied if such Advance is made.

         When used herein, "Business Day" means any day on which (i) banks are not authorized or required to close in New York, New York and (ii) if the applicable Business Day relates to any computation or payment to be made with respect to LIBOR, any day on which dealings in dollar deposits are carried on in the London interbank market.

                   2.  Terms and Conditions for All Advances.

                           (a) The obligation of the Lender to make any
Advances hereunder shall terminate on the earlier to occur of (x) November 27, 1995 and (y) the Maturity Date (such earlier date, the "Commitment Termination Date"); provided that the scheduled Commitment Termination Date may be extended from time to time, up to but not later than one year from the date of such extension, in the sole and absolute discretion of the Lender, upon the execution and delivery by the parties hereto of a Request for Extension of Commitment Termination Date substantially in the form of Exhibit B-1.

                           (b) All Advances shall be due and payable in full
on the earlier to occur of (x) January 27, 1996 and (y) the date on which any Certificate is issued (such earlier date, the "Maturity Date"); provided that the Maturity Date may be extended from time to time, up to but not later than one year from the date of such extension, in the sole and absolute discretion of the Lender, upon the execution and delivery by the parties hereto of a Request for Extension of Maturity Date substantially in the form of Exhibit B-2.

                           (c) (i) If the Borrower wishes to receive an
Advance in respect of Contracts, then the Borrower shall give the Lender written notice by no later than 11:00 a.m., New York City time, one Business Day prior to the proposed Funding Date, in the



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case of an Advance bearing interest by reference to LIBOR (a "LIBOR Advance"), or on the proposed Funding Date, in the case of an Advance bearing interest by reference to the Quoted Rate (a "Quoted Rate Advance"), in either case specifying the amount of the proposed Advance to be advanced on such Funding Date by delivering to the Lender a Notice of Borrowing substantially in the form of Exhibit D-1.

                  (ii) Each Advance shall be a LIBOR Advance or a Quoted Rate Advance (each, a "type" of Advance) as the Borrower shall specify in the related Notice of Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each Advance for the period commencing on and including the date of such Advance to but excluding the date such Advance is paid in full, as follows:

                  (a) at all times while such Advance is a LIBOR Advance, at a rate per annum equal to LIBOR plus .90%; and

                  (b) at all times while such Advance is a Quoted Rate Advance, at a rate per annum equal to the Quoted Rate from time to time in effect;

provided, however, that the interest rate applicable to each Advance shall be subject to Section 2(e).

         "Quoted Rate" shall mean, with respect to a contemplated Quoted Rate Advance, a floating rate of interest quoted by the Lender to the Borrower (which is based upon the Lender's own overnight cost of funds (which may vary from day to day) plus 90 basis points), and accepted by the Borrower, prior to the funding of such Quoted Rate Advance.

         "LIBOR" shall mean the rate appearing at page 3750 of the Telerate Screen as one month LIBOR and, if such rate shall not be so quoted, the rate per annum at which deposits in U.S. dollars for a period of one month are offered to the Lender in the London interbank market at approximately 11:00 a.m. (London
Time) on the related Funding Date.

                  (iii) The Borrower may convert any LIBOR Advance into a Quoted Rate Advance by giving written notice to the Lender in substantially the form of Exhibit D-2 not later than 11:00 a.m., New York City time, at least one Business Day prior to the proposed date of such conversion. Each such notice shall be effective upon receipt by the Lender. Such Advance shall be so converted on the requested date of conversion. Each conversion shall be on a Business Day; provided that each such conversion is subject to the conditions precedent that:




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

                           (I) The representations and warranties of the
                  Borrower in Section 5 hereof shall be true and correct on and as of such conversion date as if made on and as of such date.

                           (II) No Default or Event of Default shall have
                  occurred and be continuing or would exist after the conversion of the Advance on such conversion date.

                           (III) The Lender shall have no obligation to convert
                  into a Quoted Rate Advance unless the Lender and the Borrower shall have agreed upon the Quoted Rate to be applicable thereto.

         Each Quoted Rate Advance shall automatically convert into a LIBOR Advance on the second Business Day after such Advance was made or converted into a Quoted Rate Advance, as applicable.

                           (d) The Advances are prepayable at any time, in
whole or in part, without premium or penalty but subject to Section 15(c). Any amount prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts prepaid may be reborrowed in accordance with the terms of this Agreement. If the Borrower intends to prepay an Advance in whole or in substantial part from a source other than the proceeds of Certificates, the Borrower shall give two (2) Business Days' prior notice thereof to the Lender.

                           (e) If the Advances are not repaid in whole on the
date when due (as such due date may be extended from time to time), the Advances shall, commencing on such due date, bear interest at a rate per annum equal to the weighted average (based upon the number and amount of all remaining payments under each Contract) of the Contract Yield on all Contracts upon which the Lender is making Advances.

                           (f) Interest shall be calculated on the basis of a
360-day year and paid for the actual number of days elapsed. With respect to each LIBOR Advance, LIBOR shall be determined initially as of the Funding Date to but excluding the next Interest Payment Date applicable to such LIBOR Advance and shall thereafter be determined as of each Interest Payment Date to but excluding the following Interest Payment Date. The applicable interest rate for such Quoted Rate Advance shall change simultaneously with each change in the Quoted Rate.

                           (g) Interest on each Advance is payable on each
Interest Payment Date therefor and on the Maturity Date. In the event that an Advance is not repaid in full on the date when due, interest shall be payable thereafter on demand. "Interest Payment



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

Date" shall mean: (x) with respect to any LIBOR Advance, the twelfth day of the month next succeeding the Funding Date or date of conversion into a LIBOR Advance for such LIBOR Advance (or, if any such day is not a Business Day, the following Business Day); and (y) with respect to any Quoted Rate Advance, on the date of conversion of such Advance to a LIBOR Advance.

                           (h) The Advances shall be evidenced collectively by
the promissory note of the Borrower in the form of Exhibit E (as amended, supplemented or otherwise modified from time to time, the "Note") with appropriate insertions. The Lender is authorized to record the date and amount of each Advance and the date and amount of each repayment or conversion thereof on the schedule annexed to the Note (and any continuation thereof), and any such recordation shall be conclusive evidence of the accuracy of the amounts so recorded (absent manifest error); provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the rights and obligations of the Borrower hereunder or under the Note.

                           (i) If at any time the outstanding principal amount
of the Advances exceeds the lesser of (i) 90% of the PV of the then remaining payments under the Contracts listed on the Contract Schedule and pledged to the Lender hereunder or (ii) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts held as Collateral, 90% of the aggregate market value of the Contracts so held, as such market value is determined by the Lender on any commercially reasonable basis, the Borrower shall no later than two Business Days after receipt of notice of such excess, either prepay such Advances (together with interest thereon) in part or in whole or deliver additional Collateral to the Lender, or both, such that, after giving effect to such prepayment or delivery, or both, the applicable excess is eliminated.

                           (j) Notwithstanding anything to the contrary in
this Agreement, (i) if the Lender is unable, after good faith effort, to obtain a source of funds for any proposed Advance on substantially the same economic terms as are available to the Lender as of the date of this Agreement, and as a result the cost to the Lender of making such Advance is increased by an amount which the Lender deems material, the Lender shall not be obligated to make such Advance unless the Borrower agrees to pay the Lender any additional amounts necessary to compensate the Lender for such increased cost, as notified by the Lender to the Borrower, and (ii) the Lender shall have no obligation to make any Advance hereunder if there shall have occurred any material adverse change in
(A) the financial condition of the Lender, (B) the financial markets generally or (C) the secondary market for Contracts. The Lender shall promptly notify the Borrower of any determination by the Lender that any of the foregoing has occurred.



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

                           (k)  If the Lender shall reasonably determine that
the adoption or phase-in of any applicable law, rule or regulation regarding capital adequacy, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender or any Person controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's or such controlling Person's capital as a consequence of the Lender's obligations hereunder (including, without limitation, the Lender's commitment to make Advances) to a level below that which the Lender or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by the Lender or such controlling Person to be material, then from time to time, within 10 days after demand by the Lender (which demand shall be accompanied by a statement setting forth the basis of such demand), the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender or such controlling Person for such reduction. The obligations of the Borrower under this Section 2(k) shall survive any termination of this Agreement.

                  3. Purpose of Advance. Each Advance shall be used to finance the Contracts identified to the Lender in writing on the Contract Schedule, as the Contract Schedule may be amended from time to time.

                  4. Secured Obligations. The documents and instruments evidencing and relating to the Contracts (the "Contract Documents"), all rights of the Borrower thereunder (including, without limitation, all rights of the Borrower thereunder in and to the Equipment and other interests that are the subject of the Contracts), all of the Borrower's right, title and interest in and to the Equipment that is the subject of the Contracts, all books and records (including, without limitation, computer records, tapes and other computer storage media) relating to any of the foregoing, all recourse or support obligations, guaranties, indemnities and security with respect to the foregoing, all letters of credit relating thereto, and any proceeds of any of the foregoing (collectively, the "Collateral") are collateral securing the Secured Obligations. The Borrower hereby pledges and grants a security interest in all of its right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of, and interest on, the Advances and all other amounts owing to the Lender hereunder (collectively, the "Secured Obligations"). The Borrower agrees to mark its computer records and tapes to evidence the Liens granted to the Lender hereunder.



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

                  5. Representations and Warranties. (a) The Borrower represents and warrants to the Lender that:

                           (i) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                           (ii) It is duly licensed as a licensee or is otherwise qualified in each state in which it transacts business and is not in violation of any such state's applicable laws, rules and regulations. It has the requisite corporate power and authority and legal right to own and grant a Lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe its obligations under this Agreement and the Note.

                           (iii) It is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by it of this Agreement and the Note do not constitute a default under, or conflict with, any term or provision of (A) its certificate of incorporation or by-laws or (B) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or its assets and will not result in any violation of any mortgage, instrument or agreement binding upon the Borrower or its property.

                           (iv) All financial statements or certificates of the Borrower or any of its officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's business, properties, condition (financial or otherwise) or prospects. All such financial statements have been prepared in accordance with generally accepted accounting principles. No financial statement or other financial information as of a date later than March 31, 1995 has been furnished by the Borrower to any lender that has not been furnished to the Lender.

                           (v) Except as previously obtained and currently in full force and effect, no consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by it of this Agreement and the Note where the failure to obtain any of the foregoing would materially and adversely affect the business, operations, property or financial condition of the Borrower, the ability of the Borrower to perform its obligations under this Agreement or the Note, or the validity or enforceability of this Agreement or the Note.

                           (vi) There is no action, proceeding or investigation pending or, to the best of its knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Note, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Note or (C) which might materially and adversely affect the validity of the Contracts or the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or the Note.

                           (vii) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower since March 31, 1995.

                           (viii) This Agreement, the Note and the Custodial Agreement have each been duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken in respect of same, and each is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                           (ix) The Borrower's principal place of business and chief executive office is at 500 Hyde Park, Doylestown, Pennsylvania 18910.

                           (x) Immediately prior to each date on which a Contract is listed on the Contract Schedule and pledged to the Lender hereunder, the Borrower or its agent will have possession of each original Contract included or to be included on the Contract Schedule, and there are and there will be no custodial agreements in effect adversely affecting the rights of the Lender to make, or cause to be made, any delivery required hereunder.

                           (xi) The transfer, assignment and conveyance of the Contracts and the Contract Documents by the Borrower pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                           (xii) The Contracts were originated or acquired by the Borrower, and the origination and collection practices used by the Borrower with respect to each Contract have been, in all respects legal, proper, prudent and customary in the equipment financing and servicing business. With respect to Contracts acquired by the Borrower, all such Contracts are in conformity with the Borrower's customary underwriting procedures.

                           (xiii) The Borrower used no selection procedures that identified the Contracts as being less desirable or valuable than other comparable equipment leases, security agreements or installment sales contracts owned by the Borrower.

                           (xiv) The Liens granted pursuant to this Agreement constitute fully-perfected first priority Liens in the Collateral in favor of the Lender. All filings and recordings of documents or instruments required to be made in respect of this Agreement in connection with the perfection of the Liens created hereby are listed on Schedule 1 hereto and have been made or will be made prior to or contemporaneously with the initial Funding Date.

                           (xv) (A) All of the Contracts other than FMV
         Contracts are financing leases and not true leases, (B) the Borrower does not own the Equipment that is the subject of the Contracts other than FMV Contracts and (C) the Borrower has a perfected first priority Lien in the Equipment that is subject to Contracts other than FMV Contracts.

                           (xvi) Neither the Borrower nor any subsidiary of the Borrower is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                           (xvii) Neither the Borrower nor any subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System), and no proceeds of the Advances will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" or maintaining or extending credit to others for such purpose.

                           (xviii) As of the date hereof and immediately after giving effect to each Advance, the fair value of the property of the Borrower is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of the Borrower and the Borrower will be solvent, will be able to pay its debts as they mature and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage.

                  (b) With respect to each Contract delivered or to be delivered to the Lender, the Borrower represents and warrants to the Lender that:

                  (i) Such Contract and all accompanying documents are complete and authentic and all signatures thereon are genuine.

                  (ii) Such Contract arose from a bona fide lease to an Eligible Obligor, complying with all applicable State and Federal laws and regulations, to Persons having the legal capacity to contract and is not subject to any defense, set-off or counterclaim. "Eligible Obligor" means, at any time, a user which (1) has not been delinquent in making a payment more than two times consecutively (or in any case, more than 60 days) during the preceding 12 months; (2) is not an Affiliate of the Borrower; (3) is located in the United States; and (4) is not an agency, a department, an instrumentality or a political subdivision of the United States or of any state or local government; provided, however, that any user shall cease to be an Eligible Obligor upon three Business Days' notice by the Lender to the Borrower if the Lender reasonably and in good faith determines such user is not acceptable to the Lender.

                  (iii) All amounts represented to be payable under such Contract are, in fact, payable in accordance with the provisions of such Contract, the first monthly payment or a down payment has been made with respect to such Contract and no payments under such Contract are more than 60 days past due.

                  (iv) To the best of the Borrower's knowledge, all property subject to any Lien given in connection with such Contract is not subject to any encumbrance, except for Liens released simultaneously with the grant of the Lien in favor of the Lender hereunder in such Contract.

                  (v) The Borrower held good and indefeasible title to, and was the sole owner of, the Collateral, and such Collateral is not subject to any Lien except for Liens released simultaneously with the Borrower's pledge of Collateral made herein.

                  (vi) Such Contract conforms to the description thereof as set forth on the attached Exhibit A, and each Contract, other than an FMV Contract, is a financing lease and not a true or operating lease.

                  (vii) Such Contract has not been declared ineligible, rejected or refused as unacceptable for inclusion under the First Amended and Restated Loan Agreement, amended and restated as of March 28, 1995, between the Borrower, the banks signatory thereto and NatWest Bank N.A., as agent (as amended from time to time, the "NatWest Loan Agreement"), or under any other securitization or warehouse loan agreement entered into by the Borrower; and such Contract, if purchased by the Borrower from another lender, was not purchased because such Contract was in default to such other lender.

                  (viii) All information in respect of such Contract set forth in the Contract Schedule is true and correct.

                  (ix) (A) Such Contract contains provisions requiring the user to assume all risk of loss or malfunction of the related Equipment and to maintain appropriate liability insurance with respect thereto, and making the user absolutely and unconditionally liable for all payments required to be made thereunder, without any right of set-off for any reason whatsoever, subject only to the user's right of quiet enjoyment,
         (B) such Contract may not be terminated or prepaid unless the amount required to be paid by or on behalf of a user in respect of such prepayment is at all times equal to or in excess of the principal balance and accrued interest at the Contract Yield, (C) such Contract does not provide for the substitution, exchange or addition of any other items of Equipment pursuant to such Contract that would result in any reduction or extension of payments due under such Contract, (D) the rights with respect to such Contract are assignable by the Borrower without the consent of any Person and (E) such Contract enables the Borrower to (subject to any applicable grace, cure and notice periods) declare all payments thereunder to be immediately due and payable if the user is in default of such Contract.

                  (x) To the best of the Borrower's knowledge after due inquiry, all requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of such Contract have been complied with in all material respects.

                  (xi) To the best of the Borrower's knowledge after due inquiry, such Contract represents the legal, valid and binding obligation of the user, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other similar laws (including, but not limited to, principles of equity) affecting the rights of creditors generally.

                  (xii) No instrument of release or waiver has been executed in connection with such Contract, and no user in respect of such Contract has been released from its obligations thereunder, in whole or in part.

                  (xiii) Except as otherwise reflected in the Contract Schedule, such Contract has not been amended after the date on which such Contract is listed on the Contract Schedule and pledged to the Lender hereunder in any material respect or such that the amount of any monthly payment or the total number of the monthly payments is increased or decreased.

                  (xiv) Such Contract is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (xv) There is no proceeding or investigation pending or, to the best of Borrower's knowledge after due inquiry, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of such Contract, (B) asserting the bankruptcy or insolvency of a user,
         (C) seeking to prevent payment and performance of such Contract or
         (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Contract.

                  (xvi) The Borrower has duly fulfilled all obligations on its part to be fulfilled under or in connection with such Contract and has done nothing to impair the rights of the Lender in such Contract or payments with respect thereto.

                  (xvii) There is no monetary default, breach, violation or event of acceleration existing under such Contract, and no event has occurred which, with the passage of time or with notice, or both, would constitute a monetary default, breach, violation or event of acceleration that has or will cause a prepayment of Advances made in respect of such Contract pursuant to Section 12 of this Agreement; there is no non-monetary default, breach, violation or event of acceleration existing under such Contract, and no event has occurred which, with the passage of time or with notice, or both, would constitute a non-monetary default, breach, violation or event of acceleration; the Borrower has not waived any monetary or non-monetary default, breach, violation or event of acceleration in respect of such Contract; and no payment (or portion thereof) under such Contract has been written off by the Borrower as uncollectible.

                  (xviii) All parties to such Contract had legal capacity to execute such Contract and such Contract has been duly and properly executed by such parties.

                  (xix) Such Contract was not selected by the Borrower on any basis intended to adversely affect the value of the Lender's Lien therein.

                  (xx) Such Contract was not originated in, nor is it subject to the laws of, any jurisdiction the laws of which would make unlawful the pledge, transfer or assignment of such Contract under this Agreement, including any sale in accordance with this Agreement.

                  (xxi) Immediately after the pledge, assignment and transfer to the Lender as herein contemplated, all necessary action will have been taken to grant a valid and enforceable first priority perfected Lien in such Contract (including the filing or amendment of Uniform Commercial Code financing statements in all applicable jurisdictions) and all payments to become due thereunder and all rights of the Borrower in the Equipment that is the subject of such Contract.

                  (xxii) (A) Such Contract has not been sold, transferred, assigned or pledged by the Borrower to any Person other than the Lender, except for Liens released simultaneously with the grant of the Lien in favor of the Lender hereunder, (B) immediately prior to the pledge and conveyance of such Contract pursuant to Section 4 hereof, the Borrower was the sole owner of such Contract and had good and marketable title thereto, free and clear of all Liens, except for Liens released simultaneously with the grant of the Lien in favor of the Lender hereunder and (C) upon execution and delivery hereof by the Borrower, the Lender will have a first priority perfected Lien in all of the right, title and interest of the Borrower in and to such Contract and the payments to become due thereunder, free and clear of all Liens, except for the interests of users pursuant to the Contract.

                  (xxiii) If such Contract that constitutes "chattel paper" for purposes of Sections 9-105(1)(b) and 9-308 of the Uniform Commercial Code as in effect in any applicable jurisdiction, there is only one original executed counterpart thereof and such original has been delivered to the Custodian in accordance with the Custodial Agreement.

                  (xxiv) The Borrower's computer records have been marked to indicate that such Contract has been pledged, assigned and transferred to the Lender pursuant to this Agreement.

                  (xxv) All insurance policies required to be maintained by such Contract are in full force and effect and such insurance policies are of a type customary for the Equipment covered thereby.

                  (xxvi) The credit standing of the related user of the Equipment subject to such Contract was approved by the Borrower using its customary practices and procedures. To the best of the Borrower's knowledge, the user is not and has never been insolvent or the subject of any bankruptcy or insolvency proceeding and the Borrower has no knowledge of any circumstance or condition with respect to such Contract, such Equipment or the user's credit standing that could reasonably be expected to cause the Lender to regard such Contract as an unacceptable security, cause such Contract to become delinquent or adversely affect the value or marketability of such Contract.

                  (xxvii) The Equipment subject to such Contract was properly delivered to the user in good repair, without defects and in satisfactory order and, to the best of Borrower's knowledge, is in proper working order as of the date on which such Contract was pledged to the Lender and listed on the Contract Schedule.

                  (xxviii) The PV of all Contracts owing by a single user and its Affiliates upon which Lender is making Advances shall not exceed $5,000,000 in the aggregate at any time. For purposes of the foregoing, "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  (xxix) The PV of all FMV Contracts upon which Lender is making Advances shall not exceed $5,000,000 in the aggregate at any time.

                  6. Rights of Lender; Limitations on Lender's Obligations.

                  (a) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Contracts to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Lender shall not have any obligation or liability under any Contract by reason of, or arising out of, this Agreement or the receipt by the Lender of any payment relating to such Contract pursuant hereto, nor shall the Lender be obligated in any manner to (i) perform any of the obligations of the Borrower under or pursuant to any Contract, (ii) make any payment in connection with any Contract,
(iii) make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, (iv) present or file any claim or take any action to enforce any performance in connection with any Contract or (v) collect the payment of any amount which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify the parties to the Contracts to which it is a party that the Contracts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender or the designated agent of the Lender. The Lender may, in its own name or in the name of others (including the Borrower), communicate with parties to the Contracts to verify with them to its satisfaction the existence or amount and terms of any Contract.

                  7. Covenants. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until all obligations of the Borrower hereunder and under the Note are paid in full and all obligations of the Lender to make Advances have been terminated:

                  (a) Further Assurances. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly complete and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits to the Lender of this Agreement and of the rights and powers herein granted to the Lender, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien created hereby. The Borrower hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (b) Limitation on Liens on Collateral. The Borrower will not, nor will it permit or allow others to, create, incur or permit to exist any Lien on the Collateral, other than the Lien created hereby. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien on the Collateral, other than the Lien created hereby, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (c) Limitations on Modifications, Waivers and Extensions of Contracts. The Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract to which the Borrower is a party in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral. The Borrower will (i) exercise promptly and diligently each and every material right which the Borrower may have under each Contract (other than any right of termination, but including the enforcement of warranty, servicing and other obligations of manufacturers and other parties) except where the failure to so act could not materially adversely affect the value of such Contract as Collateral and (ii) deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any Contract other than any such demand, notice or document relating to the delinquency of a Contract or the bankruptcy of the obligor thereunder.

                  (d) Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

                  (e) Limitation on Collection Account. The Borrower will not, nor will it permit or allow others on its behalf to, establish a collection account for the receipt of payments pursuant to the Contracts with a financial institution other than one acceptable to the Lender in the exercise of its reasonable discretion and upon such terms as reasonably required by the Lender.

                  (f) Notices. The Borrower will notify the Lender promptly, in reasonable detail, and in accordance with Section 21 of this Agreement, of (i) any Lien (other than the Lien created hereby), on, or claim asserted against, any of the Collateral, (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate market value of the Collateral or on the Lien created hereunder and (iii) the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Advances pursuant to Section 2(i), 8(b) or 12 hereof.

                  (g) Changes in Locations, Name, etc. The Borrower will not change the location of its chief executive office/chief place of business or remove its books and records from the location specified in Section 5(a)(ix), or change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become seriously misleading, unless it shall have given the Lender at least 30 days' prior written notice thereof; provided that any such change of location of its chief executive office/chief place of business shall be within the United States of America and within a jurisdiction in which the Uniform Commercial Code is in effect.

                  (h) No Transfer. The Borrower will not sell, lease, transfer, assign or otherwise dispose of any Collateral, except that Borrower may transfer, assign or otherwise dispose of Collateral if the Borrower provides the Lender with at least 5 days' advance notice thereof, the Advance related to such Collateral is prepaid and upon such other terms and conditions as the Lender may reasonably specify in advance of such transfer, assignment or other disposition.

                  (i) Compliance with Laws. At all times after a Contract has been listed on the Contract Schedule and until payment in full of the principal of, and interest on, the Advances, the Borrower will not commit any act in violation of applicable laws or regulations promulgated pursuant thereto.

                  (j) Financial Covenants. The Borrower shall observe, perform and fulfill the provisions of Section 6.9 of the NatWest Loan Agreement, as in effect on the date hereof, which provisions are incorporated herein by reference.

                  8.  Repayment of Advances If Contract is Found Defective.

                  (a) Upon discovery by the Borrower or the Lender of any breach of any representation or warranty listed in Section 5 hereof, the party discovering such breach shall promptly give notice of such discovery to the other.

                  (b) The Lender has the right, in its unreviewable discretion, to require the Borrower to prepay the amount of any Advance made in respect of any Contract (i) which breaches one or more of the representations and warranties listed in Section 5 hereof or (ii) which is determined by the Credit Enhancer to be unacceptable for inclusion in the securitized pool relating to the Certificates, in each case no later than one Business Day after notice from the Lender to the Borrower.

                  9. Release of Lien Following Payment of Secured Obligations. Upon payment in full of the Advances and termination of the Lender's commitment to make any Advances, the Lender shall (i) execute and deliver, at Borrower's sole cost and expense, such instruments of transfer or assignment without recourse (including Uniform Commercial Code termination statements) as shall be necessary to terminate the Lender's Lien in the Collateral and (ii) provide the written request to the Custodian referred to in Section 10 of the Custodial Agreement.

                  10. Servicing. The Borrower shall service and administer the Contracts in accordance with due care and customary and prudent servicing procedures for equipment leases, security agreements and installment sale contracts of a similar type and, prior to the occurrence of an Event of Default, shall have full power and authority to do any and all things not inconsistent with the provisions of this Agreement which it may deem necessary or desirable in connection with such servicing and administration.

                  11. No Oral Modifications; Binding Effect. No provision of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and permitted assigns of the parties hereto.

                  12. Monthly Report. The Borrower shall provide the Lender, not later than ten (10) days following the end of each month, with an accurate listing of each Contract which constitutes Collateral hereunder as of the last day of such month. With respect to any Contract, in the event that more than one monthly installment of such Contract is delinquent as of the end of any calendar month, the Borrower shall prepay the amount of the Advances made in respect of such Contract or pledge one or more replacement Contracts that (a) have remaining payments which have a PV of not less than the PV of the remaining payments under such delinquent Contract and (b) otherwise meet the requirements of this Agreement.

                  13. Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder (a "Default" being any of the following whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied):

                  (a) Failure of the Borrower to make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Note, this Agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender.

                  (b) Failure of the Borrower to prepay Advances or pledge additional Collateral when required to do so pursuant to
         Section 2(i), 8(b) or 12 hereof.

                  (c) Failure of the Borrower to observe or perform any covenant or agreement contained in Section 7(j) of this Agreement; or the failure of the Borrower to observe or perform any other covenant or agreement contained in this Agreement or the Note (and not constituting an Event of Default under any other provision of this Section 13) and the continuance of such failure thirty (30) days after the occurrence of such failure.

                  (d) Any representation or warranty made or deemed made by the Borrower herein in connection with any Advance made hereunder or in any certificate, document, financial or other statement furnished at any time under, or in connection with, this Agreement (including, without limitation, the Contract Schedule), or any representation or warranty made or deemed made by DVI, Inc. in the Guarantee, shall prove to have been incorrect in any material respect on or as of the date made.

                  (e) The granting by the Borrower of any Lien on any Collateral to any Person other than the Lender.

                  (f) The Borrower or any subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; the making of any general assignment by the Borrower or any subsidiary of the Borrower for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or any subsidiary of the Borrower, or for any part of the Borrower's or any such subsidiary's assets; the institution by the Borrower or any subsidiary of the Borrower of any bankruptcy, insolvency, reorganization, arrangement or similar proceeding (under the United States Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of the Borrower or such subsidiary; the institution of any such proceeding against the Borrower or any subsidiary of the Borrower if the Borrower or such subsidiary shall acquiesce in such filing or in lieu of such acquiescence fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower or any subsidiary of the Borrower to any type of insolvency proceeding against the Borrower or such subsidiary (under the United States Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section 13(f).

                  (g) Failure by Borrower to service and administer the Contracts in substantial compliance with the servicing requirements set forth in Section 10 hereof.

                  (h) The Custodial Agreement or the Guarantee ceases to be in full force and effect, or any party thereto so asserts in writing.

                  (i) Any default (or event or condition which, with the lapse of time or the giving of notice, or both, would constitute a default) shall occur under the terms applicable to any indebtedness of the Borrower or any subsidiary in an aggregate amount (for all indebtedness so affected) exceeding $1,000,000 if the same shall accelerate the maturity of such indebtedness or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

                  14. Remedies Upon Default. (a) At any time one or more Events of Default exists, the Lender may declare the principal amount of all Notes and all other obligations hereunder to be immediately due and payable, and/or terminate the obligation of the Lender to make Advances hereunder, whereupon the obligation of the Lender to make Advances hereunder shall terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable, all without presentment, demand, protest or notice of any kind; provided that upon the occurrence of an Event of Default referred to in Section 13(f), all such amounts shall immediately and automatically become due and payable without any further action by any Person, without presentment, demand, protest or notice of any kind, and the obligation of the Lender to make Advances hereunder shall immediately and automatically terminate.

                  (b) At any time any Event of Default exists, the Lender shall have the right to obtain physical possession of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower, and the Borrower shall deliver to the Lender such assignments of Contracts as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

                  (c) At any time any Event of Default exists, the Lender shall have the right to service (either by itself or through a designee) the Contracts and to collect and receive all further payments (including prepayments) made on or in respect of the Collateral, and if any such payments are received by the Borrower, the Borrower shall not commingle such payments received with other funds of the Borrower, shall keep such payments segregated from all other funds of the Borrower and shall promptly (and in no event later than seven (7) days following receipt thereof) pay such payments over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any other commercially reasonable manner, or as provided by law, and the Lender shall have all rights of a secured party on default under the Uniform Commercial Code of any applicable jurisdiction. The Borrower shall, promptly upon request by the Lender, use reasonable commercial efforts (subject, in the case of Equipment, to the rights of users under related Contracts) to assemble the

Collateral (other than Collateral held by the Custodian pursuant to the Custodial Agreement) at a location reasonably convenient to the Lender, as the Lender shall specify. Any notification required by law of intended disposition of the Collateral shall be deemed reasonably given if given five Business Days in advance of such disposition. Without limiting the foregoing, the Borrower shall transmit to the Lender all checks, drafts, cash and other remittances received on account of any Contract during the continuance of an Event of Default in the form received by the Borrower, but with any necessary endorsement by the Borrower to permit collection of such items. The Lender shall be entitled to place the Contracts which it recovers after any default in a pool for issuance of lease asset-backed securities at the prevailing price for such securities and to sell such securities for the prevailing price in the open market, and the Borrower agrees that any such disposition shall be a commercially reasonable disposition for purposes of the Uniform Commercial Code in any applicable jurisdiction. The Lender shall also be entitled to sell any or all of such Contracts individually for the prevailing price in the open market, and the Borrower agrees that any such disposition shall be a commercially reasonable disposition for purposes of the Uniform Commercial Code in any applicable jurisdiction. The specification in this Section 14 of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the Uniform Commercial Code as in effect in any applicable jurisdiction) at the option of the Lender. Upon disposition of the Collateral and repayment in full to the Lender of all amounts owing hereunder plus the reasonable expenses incurred (including fees and expenses of its counsel) in connection therewith, the Lender shall promptly remit any remaining proceeds to the Borrower or as required by law or as a court of competent jurisdiction shall direct.

                  15. Indemnification and Expenses. (a) The Borrower agrees to hold the Lender and its directors, officers, employees and agents (collectively, the "Indemnified Parties") harmless from, and indemnifies each Indemnified Party against, all liabilities, losses, damages, judgments, costs and expenses (including, without limitation, fees and disbursements of counsel) of any kind which may be imposed on, incurred by, or asserted against any Indemnified Party, whether relating to or arising out of this Agreement, the Note or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the gross negligence or willful misconduct of such Indemnified Party. In any suit, proceeding or action brought by the Lender in connection with any Contract for any sum owing thereunder, or to enforce any provisions of any Contract, the Borrower will save, indemnify and hold the Indemnified Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement, the Note or any transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligations of the Borrower hereunder and under the Note are recourse obligations of the Borrower.

                  (b) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender (including, without limitation, reasonable fees and disbursements of counsel) in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Note or any other documents prepared in connection herewith or therewith. The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, (i) all the reasonable fees, disbursements and expenses of the Lender's counsel and
(ii) all the reasonable due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Contracts pledged as Collateral under this Agreement.

                  (c) Upon demand by the Lender, the Borrower will indemnify the Lender against any net loss or expense (not to include any lost profit or opportunity) that the Lender may incur (including, without limitation, any net loss or expense incurred by reason of liquidation or reemployment of deposits or other funds acquired to fund any Advance), as determined by the Lender, as a result of (i) any payment or prepayment of any Advance or conversion of any LIBOR Advance on a date other than the related Interest Payment Date for such Advance or (ii) any failure of the Borrower to borrow or convert any Advance on a date specified therefor in a notice of borrowing or conversion pursuant to this Agreement (other than as a result of a default by the Lender). For this purpose, all notices to the Lender pursuant to this Agreement shall be deemed to be irrevocable.

                  (d) The Borrower's agreements in this Section 15 shall survive the payment in full of the Note and the expiration or termination of this Agreement.

                  16. Power of Attorney. The Borrower hereby authorizes the Lender (without requiring the Lender), at the Borrower's expense, to file such financing statements or other documents relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and the Borrower hereby appoints the Lender as the Borrower's attorney-in-fact (without requiring the Lender) to execute any such financing statement in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the Lien granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

                  17. No Duty on Lender's Part. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                  18. Limitation on Duties Regarding Preservation of Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession, under Section 9-207 of the Uniform Commercial Code as in effect in any jurisdiction or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                  19. Powers Coupled with an Interest. All powers of attorney, authorizations and agencies herein contained with respect to the Collateral are irrevocable and are coupled with an interest.

                  20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions herein, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  21. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be delivered to the other party at the address shown below or such other address as may hereafter be furnished to the other party. Notices given by facsimile transmission shall be deemed given when sent; notices sent by mail shall be deemed given three Business Days after the date sent by registered or certified mail, postage prepaid; and notices sent by hand shall be deemed given when received.

                  If to the Borrower:

                           DVI Financial Services, Inc.
                           4041 MacArthur Boulevard
                           Suite 401
                           Newport Beach, California  92660
                           Attention:  Chief Financial Officer
                           Telephone:  (714) 474-5821
                           Telecopy:   (714) 474-5899

                  and

                           DVI Financial Services, Inc.
                           500 Hyde Park
                           Doylestown, Pennsylvania  18910
                           Telephone:  (215) 345-6600
                           Telecopy:   (215) 230-8108

                  With a copy to:

                           NatWest Bank N.A.,
                             as Agent (the "Agent Bank")
                           175 Water Street
                           28th Floor
                           New York, New York  10038
                           Attention:  Leasing Division -
                                                Merily McLaughlin
                           Telephone:  (212) 602-2949
                           Telecopy:   (212) 602-2180

                  If to the Lender:

                           Union Bank of Switzerland,
                           New York Branch
                           299 Park Avenue
                           New York, New York  10171-0026
                           Attention:  Michael J. Ahearn
                           Telephone:  (212) 821-3360
                           Telecopy:   (212) 821-3890

The Lender shall use its best efforts to provide to the Agent Bank a copy of notices delivered by it to the Borrower; provided that the Lender shall have no liability whatsoever to the Agent Bank or to any Person claiming through the Agent Bank, or to any other Person, arising from or relating to any such notice or the contents thereof or arising from or relating to the failure of the Lender to provide the Agent Bank with a copy of any such notice, and any such failure of the Lender to so provide notice to the Agent Bank shall not prejudice any of the rights of the Lender thereunder.

                  22. Certain Definitions. The following capitalized terms are defined in the corresponding Sections hereof specified below:

                  "Advance" - Section 1.
                  "Affiliate" - Section 5(b)(xxviii).
                  "Agent Bank" - Section 21.
                  "Agreement" - Introductory Clause.
                  "Borrower" - Introductory Clause.
                  "Business Day" - Section 1.
                  "Certificates" - Recitals.
                  "Collateral" - Section 4.
                  "Commitment Termination Date" - Section 2(a).
                  "Contract" - Recitals.
                  "Contract Documents" - Section 4.
                  "Contract Schedule" - Section 1(f).
                  "Contract Yield" - Section 1(f).
                  "Credit Enhancer" - Recitals.
                  "Custodian" - Section 1(d).
                  "Custodial Agreement" - Section 1(d).
                  "Default" - Section 13.
                  "Eligible Obligor" - Section 5(b)(ii).
                  "Equipment" - Recitals.

                  "Event of Default" - Section 13.
                  "FMV Contract" - Section 1(f).
                  "Funding Date" - Section 1.
                  "Guarantee" - Section 1(d).
                  "Indemnified Parties" - Section 15.
                  "Interest Payment Date" - Section 2(g).
                  "Lender" - Introductory Clause.
                  "LIBOR" - Section 2(c)(ii).
                  "LIBOR Advance" - Section 2(c)(i).
                  "Lien" - Section 1(e).
                  "Maturity Date" - Section 2(b).
                  "NatWest Loan Agreement" - Section 5(b)(vii).
                  "Note" - Section 2(h).
                  "Person" - Section 1(h).
                  "Prime Rate" - Section 1(i).
                  "PV" - Section 1(i).
                  "Quoted Rate" - Section 2(c)(ii).
                  "Quoted Rate Advance" - Section 2(c)(i).
                  "Secured Obligations" - Section 4.
                  "type" of Advance - Section 2(c)(ii).
                  "Vehicle" - Recitals.

                  23. Section Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement nor shall they be taken into consideration in the interpretation of this Agreement.

                  24. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 21 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions herein. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  25. Assignment. The Borrower may not assign its rights or delegate its obligations under this Agreement without the prior written consent of the Lender. The Lender may assign to one or more banks or other Persons all or any part of, or may grant participations to one or more banks or other Persons in or to, any Advance or Note, and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or participant shall have the same rights and benefits hereunder and thereunder as it would if it were the Lender. The Lender shall act as agent for all such assignees.

                  26. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute and be deemed to be one and the same instrument.

                  27. Hypothecation or Pledge of Collateral. Nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with any of the Collateral or otherwise pledging, repledging, hypothecating, or rehypothecating any of the Collateral, but no such transaction shall relieve the Lender of its obligations to the Borrower under this Agreement or the Custodial Agreement with respect to the Collateral.

                  28. Integration of Terms. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

                  29. Agreement Constitutes Security Agreement; Governing Law. This Agreement is intended by the parties hereto to constitute a security agreement within the meaning of the Uniform Commercial Code of any applicable jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                  30. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTE, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE
JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK
FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE
OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE
AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN
INCONVENIENT FORUM.

                  31. Waiver of Jury Trial. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE
A JURY.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LENDER:                                        UNION BANK OF SWITZERLAND,
                                               NEW YORK BRANCH



                                               By:_________________________
                                                  Name:____________________
                                                  Title:___________________



                                               By:_________________________
                                                  Name:____________________
                                                  Title:___________________


BORROWER:                                      DVI FINANCIAL SERVICES, INC.



                                               By:_________________________
                                                  Name:____________________
                                                  Title:___________________

                                                                      Exhibit A


                                Contract Schedule

                        [To be Delivered by the Borrower
                            Pursuant to Section 1(f)]

                                                                    Exhibit B-1


              REQUEST FOR EXTENSION OF COMMITMENT TERMINATION DATE

Union Bank of Switzerland,
New York Branch
299 Park Avenue
New York, New York  10171-0029
Attention:  Michael J. Ahearn
Telecopy:   (212) 821-3890
Confirmation:  (212) 821-3360

                  1. Pursuant to the Loan and Security Agreement, dated as of July 27, 1995 (as amended from time to time, the "Agreement"), between you and DVI Financial Services, Inc. (the "Borrower"), the Borrower hereby requests that the Commitment Termination Date under the Agreement be extended to [insert date].

                  The Borrower agrees that, upon acceptance by the Lender of this Request for Extension of Commitment Termination Date by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Request for Extension of Commitment Termination Date.

                  2. The Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Commitment Termination Date requested herein, before and after giving effect thereto:

         A. Each of the representations and warranties contained in the Agreement is true and correct in all material respects; and

         B. No Default or Event of Default has occurred and is continuing.

                  3. Unless otherwise defined in this Request for Extension of Commitment Termination Date, terms defined in the Agreement shall have their defined meanings when used herein.

                  4. Except as expressly modified by this Request for Extension of Commitment Termination Date, the Agreement shall continue in full force and effect.

                  5. This Request for Extension of Commitment Termination Date and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.




                                      B1-1

                  IN WITNESS WHEREOF, the undersigned Borrower has caused this Request for Extension of Commitment Termination Date to be executed and delivered by a proper and duly authorized officer as of the day and year first above written.

                                               DVI FINANCIAL SERVICES, INC.


                                               By__________________________
                                                  Name:____________________
                                                  Title:___________________


AGREED TO AND ACCEPTED:

UNION BANK OF SWITZERLAND,
  NEW YORK BRANCH


By:_______________________
   Name:__________________
   Title:_________________


By:_______________________
   Name:__________________
   Title:_________________



                                      B1-2

                                                                    Exhibit B-2


                     REQUEST FOR EXTENSION OF MATURITY DATE

Union Bank of Switzerland,
New York Branch
299 Park Avenue
New York, New York  10171-0029
Attention:  Michael J. Ahearn
Telecopy:   (212) 821-3890
Confirmation:  (212) 821-3360

                  1. Pursuant to the Loan and Security Agreement, dated as of July 27, 1995 (as amended from time to time, the "Agreement"), between you and DVI Financial Services, Inc. (the "Borrower"), the Borrower hereby requests that the Maturity Date under the Agreement be extended to [insert date].

                  The Borrower agrees that, upon acceptance by the Lender of this Request for Extension of Maturity Date by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Request for Extension of Maturity Date.

                  2. The Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Maturity Date requested herein, before and after giving effect thereto:

         A. Each of the representations and warranties contained in the Agreement is true and correct in all material respects; and

         B. No Default or Event of Default has occurred and is continuing.

                  3. Unless otherwise defined in this Request for Extension of Maturity Date, terms defined in the Agreement shall have their defined meanings when used herein.

                  4. Except as expressly modified by this Request for Extension of Maturity Date, the Agreement shall continue in full force and effect.

                  5. This Request for Extension of Maturity Date and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.




                                      B2-1

                  IN WITNESS WHEREOF, the undersigned Borrower has caused this Request for Extension of Maturity Date to be executed and delivered by a proper and duly authorized officer as of the day and year first above written.

                                           DVI FINANCIAL SERVICES, INC.


                                           By__________________________
                                              Name:____________________
                                              Title:___________________


AGREED TO AND ACCEPTED:

UNION BANK OF SWITZERLAND,
  NEW YORK BRANCH


By:_______________________
   Name:__________________
   Title:_________________

By:_______________________
   Name:__________________
   Title:_________________

Date:



                                      B2-2

                                                                     Exhibit C


                          [Form of Opinion of Counsel]
                     [Letterhead of Thacher Proffitt & Wood]


                                  July __, 1995



Union Bank of Switzerland, New York Branch
299 Park Avenue
New York, New York 10171-0026

         Re:  DVI Financial Services, Inc.
              Loan and Security Agreement

Dear Sirs:

         We have acted as special counsel to DVI Financial Services, Inc. (the "Company") in connection with the negotiation, execution and delivery of the Transaction Documents (as defined herein) and the transactions contemplated thereby. Capitalized terms not otherwise defined herein are defined as set forth in Loan and Security Agreement dated the date hereof between Union Bank of Switzerland, New York Branch (the "Lender") and the Company (the "Agreement"). This opinion is given pursuant to section 1(d) of the Agreement.

         In this regard, we have examined and relied upon the following documents:

         1. the Certificate of Incorporation and By-Laws of each of the Company and DVI, Inc., as amended to date;

         2. such minutes of meetings and records of actions taken by written consent of the Company's and DVI, Inc.'s shareholders and boards of directors as we have deemed necessary and relevant;

         3. Certificates of Good Standing of the Company and DVI, Inc. for the State of Delaware;

         4.       the Agreement;

         5. the Note, dated the date hereof (the "Note"), made by the Company in your favor;

         6. the Custodial Agreement, dated the date hereof, entered into by and among the Company, you and Bankers Trust Company, as Custodian (the "Custodial Agreement"); and

Union Bank of Switzerland,
New York Branch
June __, 1995
Page C-2



         7. the Guarantee, dated the date hereof, made by DVI, Inc. ("DVI, Inc.") in your favor (the "Guarantee", together with the Agreement, the Note and the Custodial Agreement, the "Transaction Documents").

         Although we may have made inquiries with respect to various documents and other matters, we have not, except as specifically noted above, made any independent review or investigation of agreements, instruments, corporate records or other documents, orders, judgments, rules or other regulations or decrees by which the Company or DVI, Inc. or any of their respective property may be bound, nor have we made any independent investigation as to the existence of actions, suits, investigations or proceedings, if any, pending or threatened against the Company or DVI, Inc.

         We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. In making our examination of any documents, we have assumed that all parties other than the Company and DVI, Inc. had the corporate power and authority to enter into and perform all obligations thereunder, and, as to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery of such documents, and the validity and binding effect and enforceability thereof.

         We have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of information furnished orally or in writing by or on behalf of the Company in connection with the transactions contemplated by the Agreement.

         Based on the foregoing, we are of the opinion that:

                  1. The Company has been duly organized and is validly existing in good standing under the laws of the State of Delaware. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party.

                  2. DVI, Inc. has been duly organized and is validly existing in good standing under the laws of the State of Delaware. DVI, Inc. has the necessary corporate power and authority to enter into and perform its obligations under the Guarantee.

Union Bank of Switzerland,
New York Branch
June __, 1995
Page C-3




                  3. The execution and delivery by the Company and DVI, Inc., as applicable, of the Transaction Documents, and the performance of their respective obligations thereunder, have been duly authorized by all requisite corporate action on the part of the Company and DVI, Inc., as applicable, and the Transaction Documents have been executed and delivered by the Company and DVI, Inc., as applicable. The Transaction Documents are legal, valid and binding obligations of the Company and DVI, Inc., as applicable, enforceable against the Company and DVI, Inc., as applicable, in accordance with their respective terms.

                  4. The execution and delivery by the Company of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, do not conflict with or result in a violation of the Company's Certificate of Incorporation or By-Laws.

                  5. The execution and delivery by DVI, Inc. of the Guarantee and the performance of its obligations thereunder, do not conflict with or result in a violation of DVI, Inc.'s Certificate of Incorporation or By-Laws.

                  6. No approval, authorization or other action by, or filing with, any New York or federal governmental authority is required for the execution and delivery by the Company of the Transaction Documents to which it is a party and by DVI, Inc. of the Guarantee or, if any such approval, authorization, action or filing is required, it has been obtained.

                  7. The provisions of the Loan Agreement are sufficient to create in favor of the Lender a valid security interest in the Company's rights in the Collateral.

                  8. Upon execution and delivery of the Loan Agreement, together with possession by the Custodian of the Contracts pursuant to the Custodial Agreement, and further together with the filing (with the appropriate offices of the states where the Company maintains is chief executive office and principal place of business) of financing statements in the form of Exhibit A hereto and the giving of value by the Lender in the manner contemplated by the Agreement, the Lender's security interest in the Contracts will be perfected and no further action will be necessary in order to continue the perfection of the security interest of the Lender in the Contracts,

Union Bank of Switzerland,
New York Branch
June __, 1995
Page C-4



         except that appropriate UCC continuation statements must be filed at five-year intervals.

         Our opinions set forth above are subject to the following qualifications:

         (i) Our opinions above are subject to the effect of any applicable fraudulent conveyance, transfer or obligation law and any law governing the liquidation or dissolution of, or the distribution of assets of, any Person and, insofar as they relate to enforceability, are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally.

         (ii) Enforceability of the Company's and DVI, Inc.'s respective obligations under the Transaction Documents is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws, regulations and judicial or other decisions upon the availability and enforceability of certain covenants or remedies provided in the transaction Documents, including the remedies of specific performance and self-help; provided that the non-enforceability of any of the provisions, rights and remedies referred to in this paragraph (ii) will not, taken as a whole, materially interfere with the practical realization of the economic benefits of the rights and remedies intended thereby, except for the economic consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, constitutional requirements, statutes, court decisions, codes, ordinances, rules and regulations, equitable principles and all interpretations thereof.

         (iii) We express no opinion as to the legality, validity or enforceability of any of the following provisions contained in the Transaction
Documents: (A) any provision granting or purporting to grant to the Lender the power and authority to execute documents and/or instruments (including without limitation Uniform Commercial Code financing statements), (B) any provision with respect to penalties, forfeitures, or late payment charges or increases in interest rates upon delinquency in payment or upon the occurrence of a default in excess of a rate that a court of competent jurisdiction determines to be commercially reasonable and not a penalty or forfeiture, (C) any provision purporting to waive unmatured rights, (D) any provision covenanting to take any action, the taking of which is discretionary with or subject to the

Union Bank of Switzerland,
New York Branch
June __, 1995
Page C-5



approval of a third party or which otherwise is subject to a contingency, the fulfillment of which is not within the control of the party so covenanting,
(E) any provision purporting to require the future delivery by the parties with respect to any Collateral, to the extent such delivery may be prohibited by applicable law, rule, regulation, judgment, order, decree, license, franchise, permit, or public policy any of which is not in effect on the date hereof (regardless of whether any such law, rule, regulation, judgment, order, decree, license, franchise or permit shall have any effective date on or before the date hereof), (F) any provision purporting to transfer the interest of the Lender in any insurance policies in connection with the provisions of any of the Transaction Documents, (G) any indemnification provisions to the extent that such provisions may be found to violate public policy, (H) waivers by any of the parties of, or provisions precluding any of the parties from asserting, certain claims or defenses or from obtaining certain rights and remedies, including, without limitation, the right to require marshalling, (I) subrogation rights, delay or omission of enforcement of rights or remedies, marshalling of assets, or sales in inverse order of lien priority, (J) any provision establishing evidentiary standards for suits or proceedings to enforce the Transaction Documents, (K) to the extent that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that the election of particular remedy or remedies does not preclude recourse to one or more other remedies, (L) any provision with respect to severability, exculpation, set-off right or claims of any of the parties for damages or other remedies arising from any secured party's trespass, conversion, negligence or other disposition of collateral, and (M) any provision purporting to establish, as to third parties, non-culpability for actions by a lienholder.

         (iv) To the extent that the Transaction Documents refer to Collateral in which the Company has no present rights, (A) the security interest of the Lender in such Collateral will attach only upon the acquisition of rights therein by the Company and (B) Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

         (v) We express no opinion as to the title of the Company or any other person or entity to any Collateral subject to the

Union Bank of Switzerland,
New York Branch
June __, 1995
Page C-6



Transaction Documents or the value, validity or effectiveness of any of the foregoing.

         (vi) Our opinion set forth in paragraph 8 is subject, to the extent applicable, to (a) the limitations on perfection of security interests in proceeds resulting from the operation of UCC Section 9-306, (b) the limitations with respect to buyers in the ordinary course of business imposed by UCC Section 9-307 or UCC Section 9-308 and (c) the effect of security interests which may be perfected by any means other than by possession or by filing a financing statement pursuant to the UCC.

         (vii) We express no opinion in paragraph 8 with respect to any transaction excluded from Article 9 of the UCC by Section 9-104 thereof. With respect to the opinion set forth in paragraph 8, we have assumed, without any independent verification, that the law of the State of California and the law of the Commonwealth of Pennsylvania are identical to the law of the State of New York.

         The foregoing opinions are limited to the matters stated herein and not opinion is implied or may be inferred beyond the matters expressly stated. Our opinions are based upon and rely upon the current status of law and in all respects are subject to and may be limited by future legislation as well as by developing case law. The opinions expressed above are based solely upon applicable laws, statutes, ordinances, rules and regulations and facts, all as in existence on this date, and we express no opinion as to the effect which any future amendments, changes, additions, or modifications thereof may have upon the future performance or enforceability of the Transaction Documents, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur. In rendering the opinions contained herein, we have assumed that you and your respective counsel did not have actual knowledge or actual notice (other than notice imputed from statutes, court decisions and other public documents) of the existence of any fact, circumstance, statute, law, code, ordinance, rule or regulation which is contrary to or inconsistent with any opinion expressed herein.

         We do not express any opinion concerning law other than the Delaware General Corporation Law, the law of the State of New York, the federal law of the United States and, with respect to the opinion set forth in paragraph 8 only, the law of the State of California and the law of the Commonwealth of Pennsylvania. We do

Union Bank of Switzerland,
New York Branch
June __, 1995
Page C-7



not express any opinion, either implicitly or otherwise, on any subject not expressly addressed herein.

         This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other party or entity, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                              Very truly yours,

                                                                    Exhibit D-1

                             NOTICE OF BORROWING NO.

Union Bank of Switzerland, New York Branch
299 Park Avenue
New York, New York  10171-0026
Attention:  Michael J. Ahearn
Telecopy:   (212) 821-3890
Confirmation:  (212) 821-3360

                  Pursuant to the Loan and Security Agreement, dated as of July 27, 1995 (as amended from time to time, the "Agreement"), between you and DVI Financial Services, Inc. (the "Borrower"), the Borrower hereby requests an Advance and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meanings specified therefor in the Agreement):

         1. The Advance is being made in respect of a Contract which is [not] an FMV Contract.(1)

         2.       The principal amount of the requested Advance is
                  [$             ].

         3.       The Business Day on which the Advance is to be made is
                  [             , 199   ] (the "Funding Date").

         4. Attached hereto is a copy of [a supplement to] the Contract Schedule being submitted to the Lender in connection with the Advance requested hereby.

         5.       The Advance is to be a [LIBOR Advance] [Quoted Rate
                  Advance].

                  The Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

         A. Each of the representations and warranties contained in the Agreement is true and correct in all material respects; and



- --------
(1) If the Contract is an FMV Contract, Borrower must execute and deliver a UCC financing statement with respect to the related Equipment.



                                      D1-1

         B. No Default or Event of Default has occurred and is continuing.

                                            DVI FINANCIAL SERVICES, INC.


                                            By:
                                               --------------------------
                                               Name:
                                               Title:
Date:  [             , 199  ]






                                      D1-2

                                                                    Exhibit D-2

                              NOTICE OF CONVERSION

Union Bank of Switzerland, New York Branch
299 Park Avenue
New York, New York  10171-0026
Attention:  Michael J. Ahearn
Telecopy:   (212) 821-3890
Confirmation:  (212) 821-3360

                  Pursuant to the Loan and Security Agreement, dated as of July 27, 1995 (as amended from time to time, the "Agreement"), between you and DVI Financial Services, Inc. (the "Borrower"), the Borrower hereby requests to convert an Advance or portion thereof from one type to another and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meanings specified therefor in the Agreement):

     The Borrower hereby requests that on , 19 , $ of the presently outstanding Advance originally made on , 19 [and $ of the presently outstanding principal amount of the Advance originally made on , 19 ], being maintained as a LIBOR Advance, be converted into a Quoted Rate Advance.

                  The Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

         1. Each of the representations and warranties contained in the Agreement is true and correct in all material respects; and

         2. No Default or Event of Default has occurred and is continuing.

                                                DVI FINANCIAL SERVICES, INC.


                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:
Date:  [             , 199  ]




                                      D2-1

                                                                     Exhibit E

                                      NOTE

$100,000,000.00                                                   July 27, 1995
                                                             New York, New York

         FOR VALUE RECEIVED, DVI FINANCIAL SERVICES, INC. (the "Borrower"), a Delaware corporation, promises to pay to the order of UNION BANK OF SWITZERLAND, NEW YORK BRANCH (the "Lender") on or before the Maturity Date (as defined in the Agreement described below), $100,000,000.00 or, if less, the outstanding principal amount of all Advances (as defined in the Agreement described below) made by the Lender to the undersigned pursuant to the Loan and Security Agreement, dated as of July 27, 1995 (as amended or otherwise modified from time to time, the "Agreement"), between the Lender and the Borrower, plus interest thereon from the date of each such Advance at the rates set forth in the Agreement. All such payment obligations (whether in respect of the aggregate principal amount of outstanding Advances made, interest thereon, or other payment obligations of the Borrower under the Agreement) shall be made in lawful money of the United States of America, in immediately available funds, on the dates and in the amounts specified in, or determined in accordance with, the Agreement.

         The holder of this Note is authorized to record the date and amount of each Advance, and the date and amount of each repayment of principal thereof, on the schedule annexed hereto (or any continuation thereof), and any such recordation shall be conclusive evidence of the accuracy of the amounts so recorded (absent manifest error); provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

         It is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on the Advances evidenced by this Note (the "Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate, and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

         All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the Agreement, or to such other place as the Lender may from time to time direct by written notice to the Borrower. Payments remitted by the Borrower via wire transfer initiated after 4:00 p.m., New York City time, on any Business Day shall be deemed to be received on the next Business Day.

         The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable fees and disbursements of counsel) in respect of this Note when incurred.

         Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower.

         The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note and to the release of any party primarily or secondarily liable hereon, and
(c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first pursue or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

         Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note.

         Reference is made to the Agreement for provisions concerning mandatory principal repayments, Collateral, acceleration and other material terms affecting this Note.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed entirely within such State.

                                                DVI FINANCIAL SERVICES, INC.


                                                By:
                                                  --------------------------
                                                   Name:
                                                   Title:

                                SCHEDULE TO NOTE

                              Schedule of Advances

Date and                Date and
Amount of               Amount of
Advance or of           Repayment or of
conversion from         conversion into                             Unpaid           Notation
another type of         another type of          Interest           Principal        Made
Advance                 Advance                  Period             Balance          By
- ----------------        -----------------        --------           ----------       -----------

                             1. QUOTED RATE ADVANCES

- ------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------

                                2. LIBOR ADVANCES

- ------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------


                                                                      Exhibit F

                                    GUARANTEE

         Guarantee, dated as of July 27, 1995, by DVI, Inc., a Delaware corporation (the "Guarantor"), in favor of Union Bank of Switzerland, New York Branch ("Lender").

         The Guarantor agrees as follows:

         1. Guarantee. To induce Lender to enter into the Loan and Security Agreement, dated as of July 27, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), with DVI Financial Services, Inc. ("Borrower"), the Guarantor unconditionally guarantees, as primary obligor and not merely as surety, to Lender, its successors, endorsees and permitted assigns, the prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all present and future obligations and liabilities of all kinds of Borrower (whether monetary or otherwise) to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter arising, or due or to become due, including, without limitation, all obligations arising out of or in connection with the Loan Agreement or the Note (as defined in the Loan Agreement) (the "Obligations").

         2. Absolute Guarantee; Lien. The Guarantor's obligations under this Guarantee shall not be affected by the genuineness, validity, regularity, or enforceability of the Obligations or of any instrument evidencing the Obligations, or by the existence, validity, enforceability, perfection or extent of any collateral for the Obligations, or by any other circumstance relating to the Obligations which might otherwise constitute a discharge of or defense to this Guarantee. Lender makes no representation or warranty to the Guarantor regarding such matters and has no duty or responsibility to disclose to the Guarantor any circumstances that may now or hereafter affect such matters. Lender shall not be obligated to file any claim relating to the Obligations if Borrower becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of Lender to file shall not affect the Guarantor's obligations hereunder. If any payment by Borrower to Lender on account of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder for such Obligations as if such payment had not been made. The Guarantor's obligations under this Guarantee constitute a guarantee of payment and not of collection.

         To secure all obligations of the undersigned hereunder, the Lender shall have a lien on and a security interest in all balances, credits, deposits and accounts of the undersigned now or hereafter with Lender and any and all other property of the undersigned in the possession or control of, or in transit to, the Lender or any agent or bailee of Lender. After the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement), Lender may apply any of the foregoing to the payment of the Obligations in such order of application as Lender shall elect.

         3. Consents, Waivers, and Renewals. Lender may at any time and from time to time, without impairing or affecting this Guarantee, and without notice to or further consent of the Guarantor, (a) extend the time of payment of, exchange or renew any of the Obligations, (b) retain or obtain a security interest in property to secure the Obligations, or (c) make any agreement with Borrower or with any other individual or entity liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and Borrower or any such other individual or entity. Lender may seek payment of any of the Obligations from the Guarantor, whether or not Lender shall have resorted to any collateral for the Obligations or shall have proceeded against Borrower or any other obligor principally or secondarily obligated for any of the Obligations.

         4. Expenses. The Guarantor shall pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of counsel) incurred by Lender in the enforcement or protection of the rights of Lender under this Guarantee, and any collateral for the Obligations shall secure such payment; provided, however, that the Guarantor shall not be liable for any expenses of Lender if no payment under this Guarantee is due.

         5. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by Lender, the Guarantor shall not be subrogated to any of the rights of Lender until Lender shall have received final payment in full in cash of all Obligations.

         6. Continuing Guarantee. This Guarantee is absolute, unconditional and irrevocable and shall remain in full force and effect and be binding upon the Guarantor and its successors and permitted assigns until all of the Obligations have been satisfied in full. If any present or future Obligations are guaranteed by individuals or entities in addition to the Guarantor, the death, release or discharge, in whole or part, or the bankruptcy, liquidation, termination or dissolution, of one or more of them shall not discharge or affect the liabilities of the Guarantor hereunder.

         7. No Waiver; Cumulative Rights. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power under this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. No waiver or amendment of this

Guarantee shall be effective unless in writing and signed by Lender. Each and every right, remedy and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender from time to time.

         8. Waiver of Notice. Except as required otherwise herein, the Guarantor waives notice of the acceptance of this Guarantee, presentment to or demand of payment from anyone liable for any of the Obligations, notice of dishonor or non-payment, protest, diligence, suit, notice of any sale of any collateral for the Obligations, notice of the taking of any action by Lender against Borrower, the Guarantor, or others, and all other notices that may otherwise be required by law.

         9. Representations and Warranties.

                  A. The Guarantor is duly organized and validly existing under the law of the State of Delaware and has full corporate power and authority to execute, deliver and perform this Guarantee.

                  B. The execution, delivery and performance of this Guarantee have been duly authorized by all necessary corporate action and do not contravene any provision of the Guarantor's Certificate of Incorporation or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets.

                  C. All consents, licenses, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guarantee.

                  D. This Guarantee constitutes the legal, valid, and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership and other laws of general applicability relating to or affecting creditors' rights and to equitable principles of general application.

         10. Assignment. The Guarantor may not assign its rights, interests or obligations under this Guarantee to any other person without the prior written consent of Lender.

         11. Governing Law. This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed entirely within such State.

         12. Notices. Any notice or communication to the Guarantor in respect of this Guarantee shall be in writing and delivered in person or sent by certified or registered mail or the equivalent, by courier, or by facsimile addressed to the following:

                            DVI, Inc.
                            4041 MacArthur Boulevard
                            Suite 401
                            Newport Beach, California  92660
                            Attention:  Chief Financial Officer
                            Telephone:  714-474-5821
                            Telecopy:   714-474-5864

                            and

                            DVI, Inc.
                            500 Hyde Park
                            Doylestown, Pennsylvania 18910
                            Telephone: (215) 345-6600
                            Telecopy: (215) 230-8108

Notices given by facsimile transmission shall be deemed given when sent; notices sent by mail shall be deemed given three Business Days (as defined in the Loan Agreement) after the date sent; and notices sent by hand shall be deemed given when received. Any notice or communication by the Guarantor to Lender in respect of this Guarantee shall be sufficiently given if in writing and delivered in the manner provided in the Loan Agreement.

         13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTEE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         14. Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTEE AND ANY AMENDMENT,

INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to Lender as of the date first above written.

                                    DVI, INC.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                                                      Exhibit G

                               CUSTODIAL AGREEMENT


                  CUSTODIAL AGREEMENT, dated as of July 27, 1995 (as it may be amended or otherwise modified from time to time, this "Agreement"), among
(i) UNION BANK OF SWITZERLAND, NEW YORK BRANCH (the "Lender"), (ii) BANKERS TRUST COMPANY (the "Custodian"), and (iii) DVI FINANCIAL SERVICES, INC. (the "Borrower").


                                    RECITALS:

                           A. The Borrower is the owner of certain equipment leases and all rights with respect thereto (including ownership of or security interests in the related equipment)
         (the "Contracts");

                           B. The Lender has agreed to provide interim financing for the Contracts pursuant to the Loan and Security Agreement referred to below;

                           C. The Lender desires to have the Custodian take possession of certain of the Contracts, along with certain other documents specified in this Agreement, as the custodian for, and bailee of, the Lender in accordance with the terms and conditions of this Agreement; and

                           D. The Custodian desires to enter into an agreement whereby it will serve as bailee and custodian of such Contracts and certain other documents as may from time to time be delivered to the Custodian for the benefit of the Lender.



                  NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

                  1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used in this Agreement:

                  "Advance" means any advance under the Loan and Security Agreement, notice of which shall be sent to the Custodian two (2) Business Days prior to any such advance.

                  "Agent Bank" shall have the meaning specified in
Section 19 hereof.

                  "Authorized Representatives" shall have the meaning specified in Section 18 hereof.

                  "Broker" means the original lessor (other than the Borrower) of an item of equipment pursuant to a Contract with the user of such equipment.

                  "Broker Agreement" means an agreement between the Borrower and a Broker, pursuant to which the Borrower acquired a Contract, or a security interest therein, from such Broker.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the principal corporate trust office of the Custodian is located are authorized or obligated by law or executive order to be closed.

                  "Certification" shall have the meaning specified in
Section 3 hereof.

                  "Contract Schedule" means, collectively, all schedules of Contracts delivered by the Borrower to the Lender, each such schedule to be an electronic record or floppy disk identifying: (i) the Contract identifying number; (ii) the user's name; (iii) the street address where the related equipment is in use, including the zip code; (iv) the description of such equipment; (v) the original number of months to maturity and the number of months remaining to maturity from the date of such schedule; (vi) the Contract Yield; (vii) the amount of the current monthly payment; (viii) the amount of the purchase option payment, if any; (ix) the original amount funded under the Contract; and (x) the present value of the remaining payments under the Contract as of the close of business on the date of such schedule, determined in accordance with the Loan and Security Agreement. The Contract Schedule shall be delivered to the Custodian on computer readable magnetic tape or diskette.

                  "Contract Yield" shall mean, with respect to any Contract, the contract yield on such Contract determined in accordance with Borrower's customary practices in effect on the date hereof.

                  "Contracts" shall have the meaning specified in the recitals.

                  "Custodian's Contract Files" means, with respect to a Contract, those documents listed in Section 2 of this Agreement that are delivered to the Custodian with respect to such Contract and all documents subsequently delivered to the Custodian with respect to such Contract pursuant to the last sentence of Section 2.

                  "Deficiency" means a failure of a document to correspond to the information on the Contract Schedule or the absence of a required document from a Custodian's Contract File.

                  "Loan and Security Agreement" means the Loan and Security Agreement dated as of July 27, 1995, between the Lender and the Borrower, as amended, extended, or otherwise modified from time to time, pursuant to which the Lender agrees, subject to the terms and conditions thereof, to provide interim funding to the Borrower for Contracts.

                  "Person" means any association, business trust, corporation, estate, governmental authority, joint venture, natural person, partnership, trust or other entity.

                  "Request for Release and Receipt of Documents" shall have the meaning specified in Section 6 hereof.

                  2. Delivery of Custodian's Contract Files. At least two days prior to each Advance, or such shorter time as may be agreed to from time to time by the parties hereto, the Borrower shall deliver and release to the Custodian as custodian for, and bailee of, the Lender the following documents pertaining to each of the Contracts identified in the Contract Schedule which shall be provided to the Custodian by the Borrower:

                           (a) The original or a certified copy of each master lease relating to each such Contract and the original supplement or schedule related thereto;

                           (b) A copy of any user insurance policy required to be maintained by the Contracts;

                           (c) A copy of each delivery and acceptance certificate with respect to each Contract which is a lease or a copy of each original invoice for the related equipment and the receipt of delivery related thereto with respect to each Contract which is a loan;

                           (d) Evidence of filing of each UCC-1 financing statement executed by the related user, as debtor, and filed with the Secretary of State in each state where the equipment is located (and if necessary, with the office of the County Clerk in the county where such equipment is located), naming the Borrower as secured party (or in the case of any Contract which was acquired by a Broker Agreement, naming the Broker as secured party and the Borrower as assignee of the secured party) and the equipment as collateral;

                           (e) A copy of any related Broker Agreement (if applicable); and

                           (f) Any and all other documents that the Borrower shall keep on file in accordance with customary industry procedures and reasonably acceptable to the Lender relating to a Contract or the equipment subject thereto (including, without limitation, any amendments to the UCC-1 financing statements).

                  The Custodian shall be entitled to rely upon the Contract Schedule provided by the Borrower as the conclusive schedule in its review, pursuant to Sections 3 and 16(b) hereof, of the Custodian's Contract Files delivered to it by the Borrower. From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Custodian's Contract File any additional original loan documents evidencing any assignment or modification of a Contract approved by the Borrower.

                  3. Certification. Prior to the funding of any Advance, the Custodian shall review the Custodian's Contract Files delivered to the Custodian to determine the contents of each and whether each document therein purporting to be an original appears to be so on its face. Within one Business Day after the delivery to the Custodian of such Custodian's Contract Files, the Custodian shall deliver via facsimile (with the original via overnight courier) to the Lender (with a copy to the Borrower) a certificate (the "Certification"), in substantially the form annexed as Exhibit 1, to the effect that, as to each Contract listed on the related Contract Schedule attached to such Certification (other than any Contract paid in full or any Contract specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2(a), (b), (c), (d) and (e) of this Agreement, are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the user) and relate to such Contract and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Contract Schedule (other than items (vi), (ix) and (x) in the definition thereof) accurately reflects the information set forth in the Custodian's Contract File, with any exceptions noted as attached.

                  4. Deficiencies in Custodian's Contract Files. (a) If the Certification discloses that any of the documents enumerated in Section 2(a),
(b), (c), (d) or (e) are missing or discloses any Deficiencies in the documents included in any Custodian's Contract Files delivered to the Custodian, then the Lender shall promptly notify the Custodian in writing that either (i) the Borrower shall deliver the missing documents noted in the Certification to the Custodian, (ii) the Lender has waived the Deficiencies noted in the Certification, (iii) the Borrower shall cure the Deficiencies within five Business Days, or (iv) the Borrower shall substitute another Contract for the deficient Contract and shall deliver to the Custodian the Custodian's Contract File with respect to the substituted Contract.

                  (b) If the Lender's written notice states that the Borrower shall take either of the actions specified in clause (i) or (iii) of Section 4(a) above and the Borrower fails to take such actions within 30 days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or retain the deficient Custodian's Contract File in accordance with the written instructions of the Lender; provided that the Lender shall not instruct the Custodian to retain the deficient Custodian's Contract File if the Lender has not funded against the related Contract.

                  (c) If the Lender's written notice states that the Borrower shall take the actions specified in clause (iv) of Section 4(a) above, then the Custodian shall return the deficient Custodian's Contract File to the Borrower promptly following delivery to it of the Custodian's Contract File to be substituted therefor. If the Borrower fails to deliver the substituted Custodian's Contract File to the Custodian within five days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or retain the Custodian's Contract File in accordance with the written instructions of the Lender; provided that the Lender shall not instruct the Custodian to retain the deficient Custodian's Contract File if the Lender has not funded against the related Contract.

                  (d) Within five days after receipt by the Custodian of any additional or substituted documents pursuant to Section 4(a), the Custodian shall review such documents and deliver to the Lender and the Borrower, in the case of clauses (i), (ii) or (iii) of Section 4(a), an updated exception report, or, in the case of clause (iv) of Section 4(a), a new Certification. If the updated exception report or new Certification shall indicate any remaining Deficiencies in a Custodian's Contract File, the provisions of this Section 4 shall again be followed.

                  5. Obligations of the Custodian. (a) The Custodian shall segregate and maintain continuous custody of all items constituting the Custodian's Contract Files in secure facilities in accordance with customary standards for such custody.

                  (b) With respect to the documents constituting each Custodian's Contract File that are delivered to the Custodian, the Custodian shall (i) act exclusively as the custodian for, and the bailee of, the Lender,
(ii) hold all documents constituting such Custodian's Contract File received by it for the exclusive use and benefit of the Lender, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Lender.

                  (c) The Lender, upon the release of the Contracts from the Lien of the Loan and Security Agreement, shall notify the Custodian in writing with respect to such release, and the Custodian shall then deliver the Contracts to the Borrower or its designee within five Business Days thereafter; provided, however, that where the Borrower has designated the Custodian acting other than as Custodian under this Agreement as the Person to whom the Contracts should be delivered, the Custodian shall deliver such Contracts on the date on which such notice is provided.

                  (d) In the event that (i) the Lender, the Borrower, or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian's Contract File or a document included within a Custodian's Contract File or (ii) a third party shall institute any court proceeding by which any Custodian's Contract File or a document included within a Custodian's Contract File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodian's Contract Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian's Contract File or a document included within such Custodian's Contract File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

                  6. Release of Custodian's Contract File. From time to time and as appropriate for the servicing of any of the Contracts, the Custodian is hereby authorized, upon receipt of a written request and receipt of the Borrower acknowledged by the Lender in substantially the form annexed as Exhibit 2 (a "Request for Release and Receipt of Documents"), to release to the Borrower within five Business Days of receipt of such Request for Release and Receipt of Documents, the related Custodian's Contract File or the documents from a Custodian's Contract File set forth in such request and receipt. All documents so released to the Borrower shall be held by the Borrower in trust for the benefit of the Lender in accordance with the Loan and Security Agreement. The Borrower shall return to the Custodian each and every document previously requested from the Custodian's Contract File when the Borrower's need therefor in connection with such servicing no longer exists, unless the Advance (as defined in the Loan and Security Agreement) relating to such Contract has been paid, in which case, upon receipt of a certification to this effect from the Borrower to the Custodian in substantially the form annexed as Exhibit 2, a copy of the Borrower's prior receipt shall be returned by the Custodian to the Borrower. The Lender agrees to acknowledge, within three Business Days of receipt, any Request for Release and Receipt of Documents properly completed and submitted by the Borrower, and not to unreasonably withhold any such acknowledgement.

                  7. Release Upon Redelivery or Payment. Upon the redelivery of any Contract pursuant to the Loan and Security Agreement or the payment in full of any Contract, which shall be evidenced by the delivery to the Custodian of the Borrower's Request for Release and Receipt of Documents, the Custodian shall promptly release the related Custodian's Contract File to the Borrower.

                  8. Fees and Expenses of the Custodian. It is understood that the Custodian will charge such fees for its services, and shall be entitled to reimbursement for expenses, under this Agreement as are set forth in the separate fee letter between the Custodian and the Borrower.

                  9. Examination of Custodian's Contract Files. Upon reasonable prior written notice to the Custodian, the Lender and its authorized representatives at the Borrower's expense will be permitted during normal business hours to examine the Custodian's Contract Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Contracts.

                  10. Transfer of Custodian's Contract Files Upon Termination. If the Custodian is furnished with written notice and satisfactory evidence from the Lender that the Loan and Security Agreement has been terminated as to any or all of the Contracts, the Custodian shall, upon written request of the Lender, release to such Persons as the Lender shall designate such Custodian's Contract Files relating to such Contracts as the Lender shall request.

                  11. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

                  12. Periodic Statements. Within five Business Days after the end of each month, or within one Business Day after the written request of the Lender, the Custodian shall provide the Lender with a list of all the Contracts for which the Custodian holds a Custodian's Contract File pursuant to this Agreement. Such list may be in the form of a copy of the Contract Schedule with manual deletions to specifically denote any Contracts paid off, liquidated, released or redelivered since the date of this Agreement.

                  13. Copies of Contract Documents. Within ten days after the written request and at the expense of the Lender, the Custodian shall provide the Lender with copies of the documents in the Custodian's Contract Files.

                  14. Resignation by and Removal of the Custodian; Successor Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days' prior written notice to the Borrower and the Lender. Promptly after receipt of notice of the Custodian's resignation, the Borrower shall appoint, by written instrument, a successor custodian, subject to written approval by the Lender. If the Borrower fails to appoint a successor within 30 days, the Lender shall appoint a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian.

                  (b) The Lender, with or without cause, upon at least 60 days' written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Borrower. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian.

                  (c) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Lender, all the Custodian's Contract Files being administered under this Agreement. Any such transfer of the Custodian's Contract Files arising out of the resignation of the Custodian shall be at the expense of the Custodian; and any such transfer of the Custodian's Contract Files arising out of the removal of the Custodian shall be at the expense of the Lender.

                  15. Indemnity. Neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their own negligence, lack of good faith or wilful misconduct. The Borrower agrees to indemnify and hold harmless the Custodian, its officers, directors, employees and agents against any and all claims, losses, liabilities or expenses (including, but not limited to, attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it or them or in any way relating to or arising out of or in connection with this Agreement or any action taken or not taken by it or them hereunder; provided, however, that this Section 15 shall not relieve the Custodian from liability for its willful misfeasance, bad faith or negligence. The provisions of this Section 15 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

                  16. Limitation of Liability. (a) The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

                  (b) In the Custodian's review of documents pursuant to Section 3 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodian's Contract Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

                  (c) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of any (i) oral instructions from any person the Custodian believes to be authorized to give such instructions, who shall only be, with respect to the Borrower and to the Lender, persons the Custodian believes in good faith to be Authorized Representatives, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties, which, with respect to the Borrower and to the Lender, shall mean signature and presentation by Authorized Representatives.

                  (d) The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith.

                  (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

                  (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Contracts or Custodian's Contract Files purported to be granted at any time to the Lender.

                  17. Term of Agreement. Promptly after written notice from the Lender of the termination of the Loan and Security Agreement and payment in full of all amounts owing to the Lender thereunder, the Custodian shall deliver all documents remaining in the Custodian's Contract Files to the Borrower and this Agreement shall thereupon terminate.

                  18. Authorized Representatives. The names of the officers of the Borrower and of the Lender who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Borrower and on behalf of the Lender ("Authorized Representatives") are set forth on Exhibit 3, along with the specimen signature of each such officer. From time to time, the Borrower and the Lender may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

                  19. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when delivered to the other party or parties at the address shown below or such other address as may hereafter be furnished to the other party or parties by like notice.

                  If to the Borrower:

                           DVI Financial Services, Inc.
                           4041 MacArthur Boulevard
                           Suite 401
                           Newport Beach, California 92660
                           Attention:  Chief Financial Officer
                           Telephone: (714) 474-5821
                           Telecopy:  (714) 474-5899

                  and

                           DVI Financial Services, Inc.
                           500 Hyde Park
                           Doylestown, Pennsylvania  18910
                           Telephone:  (215) 345-6600
                           Telecopy:   (215) 230-8108

                  in the case of notices delivered
                  pursuant to Sections 3, 12 or 14 hereof, with a copy to


                           NatWest Bank N.A., as Agent
                           (the "Agent Bank")
                           175 Water Street
                           28th Floor

                           New York, N.Y.  10038
                           Attention:  Leasing Division - Merily McLaughlin
                           Telephone: (212) 602-2949
                           Telecopy:  (212) 602-2180

                  If to the Custodian:

                           Bankers Trust Company
                           Four Albany Street, 7th Floor
                           New York, N.Y.  10006
                           Attention:  Mortgage Custody/UBS-DVI
                           July 27, 1995 Custodial Agreement
                           Telephone Number: (212) 250-5371
                           Telecopy Number:  (212) 250-1185

                  If to the Lender:

                           Union Bank of Switzerland, New York Branch
                           299 Park Avenue
                           New York, New York 10171-0026
                           Attention:  Michael J. Ahearn
                           Telephone Number: (212) 821-3360
                           Telecopy Number:  (212) 821-3890


Each of the Lender and the Custodian shall use its best efforts to provide to the Agent Bank a copy of notices delivered by it to the Borrower; provided that neither the Lender nor the Custodian shall have any liability whatsoever to the Agent Bank or to any Person claiming through the Agent Bank or to any other Person, arising from or relating to any such notices or the contents thereof or arising from or relating to the failure of the Lender or the Custodian to provide the Agent Bank with a copy of any such notice, and any such failure of the Lender or the Custodian to so provide notice to the Agent Bank shall not prejudice any of the rights of the Lender or the Custodian hereunder.

                  20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be entirely performed in such State.

                  21. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement; provided that the Lender may assign its rights and obligations hereunder to any affiliate of the Lender upon written notice thereof to the Borrower and the Custodian in connection with any assignment by the Lender of its rights and obligations under the Loan and Security Agreement to such affiliate.

                  22. Hypothecation or Pledge of Contracts. Nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with any of the Contracts or otherwise pledging, repledging, hypothecating or rehypothecating any of the Contracts, but no such transaction shall relieve the Lender of its obligations to the Borrower under this Agreement or the Loan and Security Agreement. In connection with any such transaction, the Lender may direct the Custodian to release Custodian's Contract Files, or may request that, with respect to designated Custodian's Contract Files, the Custodian shall act as bailor for a third party designated by the Lender and shall acknowledge same to such third party, in accordance with a separate agreement among the Lender, the Custodian and such third party.

                  23. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                  24. Headings. The Section headings are not part of this Agreement and shall not be used in its interpretation.

                  25. Transmission of Custodian's Contract Files. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of contract files in the performance of the Custodian's duties hereunder shall be delivered by the Lender or the Borrower, as the case may be (the "Requesting Party"), to the Custodian prior to any shipment of any contract files hereunder. In the event the Custodian does not receive such written instructions as to the method of shipment, the Custodian is hereby authorized to use a nationally recognized overnight courier service which provides a confirmation of delivery. The Requesting Party will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian in connection with such shipment) and will maintain such insurance against loss or damage to contract files as the Requesting Party deems appropriate. Without limiting the generality of the provisions of Section 15 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Lender or the Borrower, as the case may be, arising out of actions of the Custodian consistent with instructions of the Requesting Party.

                  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                       BANKERS TRUST COMPANY


                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________


                                       UNION BANK OF SWITZERLAND, NEW YORK
                                          BRANCH


                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________



                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________


                                       DVI FINANCIAL SERVICES, INC.


                                       By:__________________________________
                                          Name:_____________________________
                                          Title:____________________________

                                    Exhibit 1

                              Form of Certification

Union Bank of Switzerland,
New York Branch
299 Park Avenue
New York, New York 10171-0026
Attention:  Michael J. Ahearn

                  Re: Custodial Agreement (the "Custodial Agreement") dated as of July 27, 1995, among Union Bank of Switzerland, New York Branch (the "Lender"), DVI Financial Services, Inc., and Bankers Trust Company (the "Custodian")

Gentlemen:

                  In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Contract listed in the Contract Schedule (other than any Contract paid in full or any Contract listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2(a), (b), (c), (d) and (e) of the Custodial Agreement, as specified on the related Contract Schedule, and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Contract, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Contract Schedule (with the exception of items (vi), (ix) and (x) in the definition thereof) respecting such Contract accurately reflects the information set forth in the Custodian's Contract File, with any exceptions attached hereto.

                  This Certification is not divisible or transferable nor shall it entitle the holder hereof to possession of the Custodian's Contract Files to which it relates.

                  The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any document in any of the Custodian's Contract Files or of any of the Contracts or (ii) the collectibility, insurability, effectiveness or suitability of any such Contract.

                  Capitalized terms used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       Bankers Trust Company, as Custodian


                                       By
                                         ---------------------------------
                                          Print Name:
                                          Title:

                                    Exhibit 2

                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS


To:      Bankers Trust Company

                  Re: Custodial Agreement (the "Custodial Agreement") dated as of July 27, 1995, among Union Bank of Switzerland, New York Branch (the "Lender"), DVI Financial Services, Inc., and Bankers Trust Company (the "Custodian")

Gentlemen:

                  In connection with the administration of the Contracts held by you as the Custodian for the Lender, we request, the release and acknowledge receipt, of the (Custodian's Contract File/ specify documents) for the Contract described below, for the reason indicated.

                  Please send Custodian's Contract File/ specify document to:

                           Name:
                           Address:
                           Telephone No.:
                           Attention:


User's Name, Address & Zip Code:



Contract Number:



Reason for Requesting Documents (check one):

           1.  Contract Paid in Full

           2.  Contract Redelivered Pursuant to Section 7 of the
Custodial Agreement

           3.  Contract Liquidated by

           4. Contract substituted with alternate Contract to be delivered to the Custodian with a revised Contract Schedule indicating substitutions

           5.  Other (explain)

If item 1, 2 or 3 above is checked, and if all or part of the Custodian's Contract File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Contract.

If item 5 above is checked, upon our return of all of the above document to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.


DVI Financial Services, Inc.
        (Borrower)

By:
   -------------------------
   Print
   Name:
   Title:
   Date:


ACKNOWLEDGED:

Union Bank of Switzerland, New York Branch
        (Lender)

By:
   -------------------------
   Print
   Name:
   Title:
   Date:


DOCUMENTS RETURNED TO THE CUSTODIAN:

Bankers Trust Company
        (Custodian)

By:
   -------------------------
   Print
   Name:
   Title:
   Date:

                                    Exhibit 3

                           Authorized Representatives

Borrower


Lender

                                                                     Schedule 1


                             Recordings and Filings



         Jurisdiction                                       Filing
         ------------                                       ------


Secretary of State of Pennsylvania                          UCC-1

Prothonotary of Bucks County,                               UCC-1
 Pennsylvania

Secretary of State of California                            UCC-1





                                       S-1